EXHIBIT 10.18

SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT
(Hearthstone)
THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made effective as of April 30, 2015 (“Amendment Date”), by and between and GPP STONEBROOK LLC, a Delaware limited liability company (“Seller”), and STEADFAST ASSET HOLDINGS, INC., a California corporation (“Buyer”), with reference to the facts set forth below.
RECITALS
A.    Seller and Buyer entered into that certain Purchase and Sale Agreement dated as of March 19, 2015 (“Original Purchase Agreement”), as amended by that certain First Amendment to Purchase and Sale Agreement dated as of April 20, 2015 (“First Amendment”, and referred to collectively with Original Purchase Agreement as the “Agreement”), with respect to certain real property situated in the City of Aurora, State of Colorado, as more particularly described in the Agreement.
B.    The parties desire to amend the Agreement as provided below.
NOW, THEREFORE, in consideration of the Recitals set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as set forth below.
1.    Definitions. All terms with initial capital letters used herein but not otherwise defined shall have the respective meanings set forth in the Agreement.
2.    Extension of Contingency Date for Outstanding Insurance Matters. Notwithstanding anything to the contrary contained in the Agreement, the Contingency Date is extended until 5:00 p.m. (Colorado time) May 1, 2015 only for the “Outstanding Insurance Matters” (as defined in the First Amendment).
3.    Miscellaneous. Except as modified by this Amendment, the Agreement shall remain in full force and effect, and is herby ratified and confirmed. This Amendment may be executed in counterparts, each of which, when taken together, shall constitute one fully executed original. Facsimile signatures and PDF signatures sent by electronic mail shall be binding for all purposes of this Amendment.
4.    Governing Law. All questions with respect to the construction and interpretation of the Agreement and the rights and liabilities of the Parties hereto shall be determined in accordance with the applicable provisions of the laws of the State of Colorado.
5.    Entire Agreement. The Agreement and the Amendment constitute the entire agreement between the Parties hereto. It is expressly agreed that no verbal understandings or agreements which in any way change the terms, covenants or conditions set forth herein and that no modification of the Agreement and no waiver of any of its terms and conditions shall be effective unless made in writing and duly executed by all Parties hereto.

6.    No Further Change. Except as expressly modified hereby, each, every and all terms and conditions of the Agreement shall continue in full force and effect. In the event of any express conflict between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall prevail.
7.    Multiple Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but all of which constitute one and the same instrument. If the parties elect to exchange counterparts by fax transmission or electronic mail, signatures on such fax transmissions or electronic mail shall be deemed to be the equivalent of original signatures for all purposes and as such shall constitute one and the same agreement binding upon all the parties hereto.

[Signatures continued on next page.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first above-written.

SELLER:

GPP Stonebrook LLC
a Delaware limited liability company

By:    Granite Peak Partners Opportunity Fund III, LP
a Delaware limited partnership, its Sole Member

By:    GPP 1, LLC, a California limited liability company,
its General Partner

By:	GPP 1, LLC, a California limited liability company,
its General Partner
	By:	/s/ Bruce Savett
	Name:	Bruce Savett
	Its:	Authorized Signature

BUYER:

STEADFAST ASSET HOLDINGS, INC.,
a California corporation

By:	/s/ Dinesh Davar
Name:	Dinesh Davar
Its:	Treasurer

.